Exhibit 10.1

XXXXX INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

INTRICON CORPORATION
ANNUAL INCENTIVE PLAN
FOR EXECUTIVES AND KEY EMPLOYEES

FISCAL YEAR 2009

PLAN OBJECTIVE

The objective of this incentive plan is to align the efforts of executives and key employees with shareholder interests by rewarding participants for the achievement of the company’s strategic objectives.

PLAN SUMMARY

•	A target level of financial performance must be met in order for any incentives to be paid.

•

You will be eligible to earn a percentage of your salary when the company satisfies a target level of financial performance (pro-forma net income), and strategic objectives of the company are accomplished.

•	Your incentive earnings will be paid by February 28th, based on audited year-end financial results.

Note:	The remaining pages and exhibits provide further explanation regarding plan design, payout criteria, and administration.

ELIGIBILITY CRITERIA

Executives and key employees of the company are eligible for plan participation, as determined by the employment contract Compensation Committee of the Board of Directors. Plan participants are those individuals who can have a significant impact on the strategic and financial performance of IntriCon.

SIZE OF AWARD OPPORTUNITY

The budgeted incentive potential for plan participants is expressed as a percentage of base salary on December 31st of the plan year. (Salary does not include any incentive payments made from the previous year.)

Tier Level	Positions	Budgeted Incentive Opportunity
1	Chief Executive Officer	50%
2	Officers	40%
3	Key Employees With Management Responsibilities*	25%
4	Key Employees Without Management Responsibilities*	20%

* Refer to Exhibit 3 for 2009 participating list of titles.

Incentive awards for plan participants who work less than full-time will be pro-rated accordingly.

FUNDING THE PLAN

At the beginning of the year a pro-forma net income target will be established at the company level to determine incentive funding. The Chief Executive Officer and Chief Financial Officer will communicate this financial midpoint to you. If the company exceeds its target financial level, you will be eligible to receive a greater than midpoint level incentive award.

The plan pays out for a range of financial performance based on year-end results against budgeted pro-forma net income. Below 80% of budgeted net income, no incentives will be paid. At 80% of budgeted net income, the plan pays out one-half (or 50%) of the available incentive opportunity for that tier (please refer to the table below and Exhibit 1 for an example based on the current year’s financial goal.) At maximum (150% of pro-forma net income), the plan pays out one and one-half (150%) times of the available incentive opportunity for that tier.

Level		Company Financial Goal 2009 Goal
Target	80%	XXXXX
	90%	XXXXX
Midpoint	100%	XXXXX
	125%	XXXXX
Maximum	150%	XXXXX

Payout Criteria: Company Strategic Objectives

The company must achieve at least the target level of pro-forma net income (80% of target) in order for any payout to be earned for the achievement of company strategic objectives. Your incentive potential is determined by actual year-end company financial results achieved.

You may earn all or a portion of your total incentive potential based on the achievement of the company’s strategic objectives.

At the beginning of the year, clearly measurable strategic objectives for the company will be communicated to you by the Chief Executive Officer or Chief Financial Officer. Typically, there will be no more than four strategic objectives established. The strategic objectives may be weighted by tier and/or by position within the tier to appropriately reflect the influence a given position may have on the outcome of a specific objective. The total of the strategic objectives should equal 100 percent for each participant.

Progress against strategic objectives will be reviewed on a quarterly basis. In rare instances, modifications may be required. Any substantive revisions to the objectives (such as changing a strategic objective or its weighting) will require the approval of the Chief Executive Officer.

At year-end, performance against assigned strategic objectives will be reviewed to determine an overall evaluation score (percent of strategic objectives achieved.) The overall evaluation score will determine what portion of the award you will receive. (For example, if 90 percent of the strategic objectives are achieved, then 90 percent of the incentive opportunity will be payable). Final incentive earnings will be determined in January.

Incentive awards will typically be paid following year end audited results, usually by February 28th.

Note:	Please see Exhibit 1 for a plan payout example. Exhibit 2 further details plan definitions, eligibility, and payout criteria.

QUALIFICATION OF AWARD PAYMENT

The Chief Executive Officer reserves the right to withhold incentive payment in the event an individual is on probation status at fiscal year end.

PLAN ADMINISTRATION

Payout Timing

Individual incentives will be paid upon final approval of the Compensation Committee of the Board of Directors, with payout contingent upon completion of the year-end audited financial results, usually no later than February 28th.

Plan Amendment, Modification, or Termination

From time to time IntriCon may make plan amendments as it believes appropriate and/or may terminate the plan at any time, provided that no such amendment or termination will affect the right of any participant to receive incentive compensation in accordance with the terms of the plan for the portion of any year up to the date of the amendment or termination. Typically, any such modification would be made on an annual basis.

New Hires

New hires must begin their employment by October 1st to qualify for plan participation. For individuals hired by October 1st of the plan year, eligibility begins on the first date of employment. Individual incentive awards will be prorated from the date of hire.

Promotions

For individuals promoted into an incentive eligible position that has a different award opportunity, the new opportunity will apply based on the actual time served in the new position, and the prior incentive opportunity will apply to the actual time served in the prior position. At no time will an individual receive more than a 12-month incentive payment for the fiscal year.

Promotions – Newly Eligible

Individuals must be promoted into an incentive eligible position by October 1st to qualify. Individual incentive awards will be prorated from the date of promotion.

Leaves of Absence

A participating employee who takes a leave of absence from IntriCon for a period of more than 12 weeks will be subject to a pro-rated incentive award calculation. Only the length of the leave in excess of 12 weeks will be considered in the pro-ration calculation. Leaves of absence include (but are not limited to) Family and Medical Leave (FMLA), disability leave, medical leave, etc.

Termination of Employment

In the event an eligible participant ceases to be an employee during any year in which he/she is participating in the plan, he/she will not be eligible to receive any incentive compensation for such year. Individuals need to be employed as of December 31st, of the plan year in order to receive an award.

Should the plan participant be covered by an employment contract, all such provisions regarding payout of incentives upon termination of employment shall be adhered to.

Right to Continue Employment

Nothing contained in the plan shall be construed to confer upon any employee the right to continue in the employment of, or the right of IntriCon to terminate his/her employment at any time.

General Provisions

The extent to which incentive payments are eligible compensation for benefit plan purposes is determined solely by the plan document governing the respective benefit plan. Interpretation of the provisions of any employee benefit plan, including the intent of any provision, rests solely with the Compensation Committee of the Board of Directors. All payments are subject to Federal, state, FICA, and other required withholdings

Exhibit 1

INTRICON CORPORATION
ANNUAL INCENTIVE PLAN
FOR EXECUTIVES AND KEY EMPLOYEES

FISCAL YEAR 2009

- Payout Example 1 -

EXAMPLE ASSUMPTIONS

•	Assumes a Tier 4 employee eligible for a 20% reward at midpoint (expressed as a percent of base compensation) and annual compensation of $80,000.

•	Assumes year-end company financial performance achieved at midpoint level = 20% total award potential with payout scale as indicated below.

•	Assumes company strategic objective achievement at 85 percent.

COMPANY NET INCOME GOAL AND INCENTIVE PAYOUT AMOUNTS

Company Financial Goal 2009 Goal		Individual Reward Potential % of Base Salary
Target	80%	10%
	90%	15%
Midpoint	100%	20%
	125%	25%
Maximum	150%	30%

Objectives established for Tier 4 at beginning of year:

Objectives	Weighting
1	50%
2	30%
3	20%
Total	100%

Exhibit 1
(Continued)

At year end:

Step 1:	Determine incentive funding based on financial results

Midpoint level pro-forma net income achieved = 20% opportunity funded

20% x $80,000 = $16,000

Step 2:	Determine results achieved for each goal

Objective	Weighting	Percentage Earned	Results Achieved
1	50%	90%	45%
2	30%	80%	24%
3	20%	80%	16%
Total	100%		85%

Step 3:	Calculate incentive award based on ratings.

$16,000 x 85% results achieved = $13,600

Step 4:	Total incentive payout earned:

Total: $13,600

Exhibit 1
(Continued)

- Payout Example 2 -

EXAMPLE ASSUMPTIONS

•	Assumes a Tier 4 employee eligible for a 20% reward at midpoint (expressed as a percent of base compensation) and annual compensation of $80,000.

•	Assumes year-end company financial performance exceeded midpoint at 110% level = 25% total award potential with payout scale as indicated below.

•	Assumes company strategic objective achievement at 96 percent.

COMPANY NET INCOME GOAL AND INCENTIVE PAYOUT AMOUNTS

Company Financial Goal 2009 Goal		Individual Reward Potential % of Base Salary
Target	80%	10%
	90%	15%
Midpoint	100%	20%
	125%	25%
Maximum	150%	30%

Individual objectives established at beginning of year:

Objectives	Weighting
1	60%
2	40%
Total	100%

Exhibit 1
(Continued)

At year end:

Step 1:	Determine incentive funding based on financial results

Midpoint level pro-forma net income exceeded = 25% opportunity funded

25% x $80,000 = $20,000

Step 2:	Determine results achieved for each goal

Objective	Weighting	Percentage Earned	Results Achieved
1	60%	100%	60%
2	40%	90%	36%
Total	100%		96%

Step 3:	Calculate incentive award based on ratings.

$20,000 x 96% results achieved = $19,200

Step 4:	Total incentive payout earned:

Total: $19,200

Exhibit 2

INTRICON CORPORATION
ANNUAL INCENTIVE PLAN
FOR EXECUTIVES AND KEY EMPLOYEES

FISCAL YEAR 2009

DEFINITION OF TERMS

The following terms as used in the plan have meaning as described below:

Designation of Participants

Any executive or key employee who has been designated by the Chief Executive Officer as a participant in the plan for the year or during the year. Upon determination of eligibility, each participant will be furnished with an outline of the plan as it applies to him/her and will be notified of the level of incentive for which he/she is eligible.

Pro-Forma Net Income

Pro-Forma Net Income represents consolidated net income, as defined by “GAAP” (General Accepted Accounting Principles), after the accrual of the bonus payout.

Eligibility Criteria

Individuals need to be regular employees, work a minimum of half time to be eligible for plan participation, and be in an executive or key position. Incentive awards for employees who work less than full-time will be prorated according to his/her annual base wage.

Financial Objective

The level of organizational performance against pro-forma net income, as approved by the Board of Directors. IntriCon may amend the goals to reflect material adjustment in or changes to the company’s policies; to reflect material changes such as mergers or acquisitions; and to reflect such other events having a material impact on goals.

Strategic Objective

Clearly measureable strategic objectives will be identified by executive management and the board of directors. These strategic objectives will be communicated to the participants at the beginning of the plan year. The achievement of these strategic objectives will be determined by the board of directors.

Exhibit 2
(Continued)

Payout

The actual amount to be paid to a participant based upon achievement of IntriCon’s financial results and strategic goal achievement.

Plan Year

The fiscal year of IntriCon (January 1 through December 31).

Salary

The employee’s base salary as of December 31st of the plan year.

Exhibit 3

INTRICON CORPORATION
ANNUAL INCENTIVE PLAN
FOR EXECUTIVES AND KEY EMPLOYEES

FISCAL YEAR 2009
PARTICIPATING TITLES BY TIER*

Tier 1	Location

• Chief Executive Officer	MN

Tier 2

• Chief Financial Officer	MN
• Vice President of Sales and Marketing	MN
• Vice President of Operations	MN
• Vice President of Research and Development	MN
• Vice President of Quality and Regulatory Affairs	MN
• General Manager	CA

Tier 3

• XXXXX	XXXXX
• XXXXX	XXXXX
• XXXXX	XXXXX

Tier 4

• XXXXX	XXXXX
• XXXXX	XXXXX
• XXXXX	XXXXX
• XXXXX	XXXXX
• XXXXX	XXXXX
• XXXXX	XXXXX
• XXXXX	XXXXX

* IntriCon reserves the right to change the participation list from year to year.